Other gains and losses, and litigation	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Other gains and losses, and litigation	Other gains and losses, and litigation
Other gains and losses, and litigation for 2022 represent a charge of €370 million, including the pre-tax loss arising on the deconsolidation of EUROAPI (see Note D.1.) and costs related to major litigation, including the estimated future defense costs which Sanofi may be exposed in connection with the Zantac® litigation.
For 2021, this line item represented a charge of €5 million.
For 2020, this line item represented a net gain of €136 million, mainly relating to the sale of Seprafilm®.